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                                                                   EXHIBIT 23.02

            CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 33-98812 and 333-11279) of our report dated September 20, 1996 (related to the consolidated financial statements of UniCAD, Inc.
not presented seperately herein) included in Cooper & Chyan Technology, Inc.'s Annual Report (Form 10-K) for the year ended December 31, 1996.


Deloitte & Touche
Ottawa, Canada
March 27, 1997